                                                               EXHIBIT (h)(4)(i)

[ING FUNDS LOGO]

February 25, 2004

Ms. Mary Jean Milner
Vice President
The Bank of New York
100 Church Street, 10(th) Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING Evergreen Health Sciences Portfolio, ING Evergreen Omega Portfolio, ING Lifestyle Aggressive Growth Portfolio, ING Lifestyle Growth Portfolio, ING Lifestyle Moderate Growth Portfolio, ING Lifestyle Moderate Portfolio, ING Principal Protection Fund X, ING Principal Protection Fund XI, ING VP Financial Services Portfolio, and ING VP Real Estate Portfolio (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements as shown.

The AMENDED EXHIBIT A has also been updated (1) to reflect name changes for ING Eagle Asset Value Equity Portfolio to ING Eagle Asset Capital Appreciation Portfolio, effective May 3, 2004, ING Growth and Income Fund to ING Equity Income Fund, ING Technology Fund to ING Global Science and Technology Fund, ING Growth and Income Fund to ING Equity Income Fund and ING VP Technology Portfolio to ING VP Global Science and Technology Portfolio, and (2) by the removal of ING Strategic Bond Fund, effective April 16, 2004, and ING GET Fund - Series D as these funds were recently dissolved.

Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                      Sincerely,

                                      /s/ Michael J. Roland
                                      Michael J. Roland
                                      Executive Vice President and
                                      Chief Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By: /s/ Edward G. McGann
    ---------------------
Name: EDWARD G. MCGANN
Title: VICE PRESIDENT
       July Authorized

7337 E. Doubletree Ranch Rd.       Tel: 480-477-3000        ING Investments, LLC
Scottsdale, AZ 85258-2034          Fax: 480-477-2700
                                   www.ingfunds.com

                                AMENDED EXHIBIT A

                 FUND                                               EFFECTIVE DATE
                 ----                                             ------------------
ING EQUITY TRUST
  ING Convertible Fund                                               June 9, 2003
  ING Disciplined LargeCap Fund                                      June 9, 2003
  ING Equity and Bond Fund                                           June 9, 2003
  ING Financial Services Fund                                        June 9, 2003
  ING Growth Opportunities Fund                                      June 9, 2003
  ING LargeCap Growth Fund                                           June 9, 2003
  ING LargeCap Value Fund                                          February 1, 2004
  ING MidCap Opportunities Fund                                      June 9, 2003
  ING MidCap Value Fund                                              June 9, 2003
  ING Principal Protection Fund                                      June 2, 2003
  ING Principal Protection Fund II                                   June 2, 2003
  ING Principal Protection Fund III                                  June 2, 2003
  ING Principal Protection Fund IV                                   June 2, 2003
  ING Principal Protection Fund V                                    June 2, 2003
  ING Principal Protection Fund VI                                   June 2, 2003
  ING Principal Protection Fund VII                                  May 1, 2003
  ING Principal Protection Fund VIII                               October 1, 2003
  ING Principal Protection Fund IX                                 February 2, 2004
  ING Principal Protection Fund X                                        TBD
  ING Principal Protection Fund XI                                       TBD
  ING Real Estate Fund                                               June 9, 2003
  ING SmallCap Opportunities Fund                                    June 9, 2003
  ING SmallCap Value Fund                                            June 9, 2003
  ING Tax Efficient Equity Fund                                      June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                                     April 7, 2003
  ING GNMA Income Fund                                              April 7, 2003
  ING High Yield Bond Fund                                          April 7, 2003
  ING High Yield Opportunity Fund                                   April 7, 2003
  ING Intermediate Bond Fund                                        April 7, 2003
  ING Lexington Money Market Trust                                  April 7, 2003
  ING Money Market Fund                                             April 7, 2003
  ING National Tax-Exempt Bond Fund                                 April 7, 2003

ING GET FUND
  ING GET Fund - Series E                                           July 14, 2003
  ING GET Fund - Series G                                           July 14, 2003
  ING GET Fund - Series H                                           July 14, 2003
  ING GET Fund - Series I                                           July 14, 2003
  ING GET Fund - Series J                                           July 14, 2003
  ING GET Fund - Series K                                           July 14, 2003

ING GET FUND (CONT.)
  ING GET Fund - Series L                                            July 14, 2003
  ING GET Fund - Series M                                            July 14, 2003
  ING GET Fund - Series N                                            July 14, 2003
  ING GET Fund - Series P                                            July 14, 2003
  ING GET Fund - Series Q                                            July 14, 2003
  ING GET Fund - Series R                                            July 14, 2003
  ING GET Fund - Series S                                            July 14, 2003
  ING GET Fund - Series T                                            July 14, 2003
  ING GET Fund - Series U                                            July 14, 2003
  ING GET Fund - Series V                                           March 13, 2003

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                                  June 9, 2003

ING INVESTORS TRUST
  Fund for Life Series                                              January 6, 2003
  ING AIM Mid Cap Growth Portfolio                                  January 6, 2003
  ING Alliance Mid Cap Growth Portfolio                             January 6, 2003
  ING American Funds Growth Portfolio                              September 2, 2003
  ING American Funds Growth-Income Portfolio                       September 2, 2003
  ING American Funds International Portfolio                       September 2, 2003
  ING Capital Guardian Large Cap Value Portfolio                   January 13, 2003
  ING Capital Guardian Managed Global Portfolio                    January 13, 2003
  ING Capital Guardian Small Cap Portfolio                         January 13, 2003
  ING Developing World Portfolio                                   January 13, 2003
  ING Eagle Asset Capital Appreciation Portfolio                    January 6, 2003
  ING Evergreen Health Sciences Portfolio                             May 3, 2004
  ING Evergreen Omega Portfolio                                       May 3, 2004
  ING FMR(SM) Diversified Mid Cap Portfolio                         January 6, 2003
  ING Goldman Sachs Internet Tollkeeper(SM) Portfolio               January 6, 2003
  ING Hard Assets Portfolio                                        January 13, 2003
  ING International Portfolio                                      January 13, 2003
  ING Janus Growth and Income Portfolio                            January 13, 2003
  ING Janus Special Equity Portfolio                               January 13, 2003
  ING Jennison Equity Opportunities Portfolio                       January 6, 2003
  ING JPMorgan Small Cap Equity Portfolio                          January 13, 2003
  ING Julius Baer Foreign Portfolio                                January 13, 2003
  ING Lifestyle Aggressive Growth Portfolio                           May 1, 2004
  ING Lifestyle Growth Portfolio                                      May 1, 2004
  ING Lifestyle Moderate Growth Portfolio                             May 1, 2004
  ING Lifestyle Moderate Portfolio                                    May 1, 2004
  ING Limited Maturity Bond Portfolio                               January 6, 2003
  ING Liquid Assets Portfolio                                       January 6, 2003
  ING Marsico Growth Portfolio                                     January 13, 2003
  ING Mercury Focus Value Portfolio                                 January 6, 2003

ING INVESTORS TRUST (CONT.)
   ING Mercury Fundamental Growth Portfolio                          January 6, 2003
   ING MFS Mid Cap Growth Portfolio                                 January 13, 2003
   ING MFS Research Portfolio                                       January 13, 2003
   ING MFS Total Return Portfolio                                   January 13, 2003
   ING PIMCO Core Bond Portfolio                                    January 13, 2003
   ING PIMCO High Yield Portfolio                                   November 5, 2003
   ING Salomon Brothers All Cap Portfolio                            January 6, 2003
   ING Salomon Brothers Investors Portfolio                          January 6, 2003
   ING Stock Index Portfolio                                        November 5, 2003
   ING T. Rowe Price Capital Appreciation Portfolio                 January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                        January 13, 2003
   ING UBS U.S. Balanced Portfolio                                   January 6, 2003
   ING Van Kampen Equity Growth Portfolio                           January 13, 2003
   ING Van Kampen Global Franchise Portfolio                        January 13, 2003
   ING Van Kampen Growth and Income Portfolio                       January 13, 2003
   ING Van Kampen Real Estate Portfolio                             January 13, 2003

ING MAYFLOWER TRUST
   ING Growth + Value Fund                                            June 9, 2003
   ING International Value Fund                                     November 3, 2003

ING MUTUAL FUNDS
   ING Emerging Countries Fund                                      November 3, 2003
   ING Foreign Fund                                                   July 1, 2003
   ING Global Equity Dividend Fund                                 September 2, 2003
   ING Global Real Estate Fund                                      November 3, 2003
   ING International Fund                                           November 3, 2003
   ING International SmallCap Growth Fund                           November 3, 2003
   ING Precious Metals Fund                                         November 3, 2003
   ING Russia Fund                                                  November 3, 2003
   ING Worldwide Growth Fund                                        November 3, 2003

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                            June 2, 2003
   ING Aeltus Money Market Fund                                       June 2, 2003
   ING Balanced Fund                                                  June 2, 2003
   ING Bond Fund                                                      June 2, 2003
   ING Classic Principal Protection Fund I                            June 2, 2003
   ING Classic Principal Protection Fund II                           June 2, 2003
   ING Classic Principal Protection Fund III                          June 2, 2003
   ING Classic Principal Protection Fund IV                           June 2, 2003
   ING Equity Income Fund                                             June 9, 2003
   ING Global Science and Technology Fund                             June 2, 2003
   ING Government Fund                                                June 2, 2003
   ING Growth Fund                                                    June 9, 2003

ING SERIES FUND, INC. (CONT.)
  ING Index Plus LargeCap Fund                                       June 9, 2003
  ING Index Plus MidCap Fund                                         June 9, 2003
  ING Index Plus Protection Fund                                     June 2, 2003
  ING Index Plus SmallCap Fund                                       June 9, 2003
  ING International Growth Fund                                    November 3, 2003
  ING Small Company Fund                                             June 9, 2003
  ING Strategic Allocation Balanced Fund                             June 2, 2003
  ING Strategic Allocation Growth Fund                               June 2, 2003
  ING Strategic Allocation Income Fund                               June 2, 2003
  ING Value Opportunity Fund                                         June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Balanced Portfolio                     July 7, 2003
  ING VP Strategic Allocation Growth Portfolio                       July 7, 2003
  ING VP Strategic Allocation Income Portfolio                       July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                                 July 7, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1                            June 13, 2003
  ING GET U.S. Core Portfolio - Series 2                         September 12, 2003
  ING GET U.S. Core Portfolio - Series 3                         December 12, 2003
  ING GET U.S. Core Portfolio - Series 4                           March 12, 2004
  ING GET U.S. Core Portfolio - Series 5                            June 11, 2004
  ING GET U.S. Core Portfolio - Series 6                         September 10, 2004
  ING GET U.S. Opportunity Portfolio - Series 1                          TBD
  ING GET U.S. Opportunity Portfolio - Series 2                          TBD
  ING VP Worldwide Growth Portfolio                               November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Global Science and Technology Portfolio                     July 7, 2003
  ING VP Growth Portfolio                                            July 7, 2003
  ING VP Index Plus LargeCap Portfolio                               July 7, 2003
  ING VP Index Plus MidCap Portfolio                                 July 7, 2003
  ING VP Index Plus SmallCap Portfolio                               July 7, 2003
  ING VP International Equity Portfolio                           November 3, 2003
  ING VP Small Company Portfolio                                     July 7, 2003
  ING VP Value Opportunity Portfolio                                 July 7, 2003

ING VARIABLE PRODUCTS TRUST
  ING VP Convertible Portfolio                                      October 6, 2003
  ING VP Disciplined LargeCap Portfolio                             October 6, 2003
  ING VP Financial Services Portfolio                                 May 1, 2004
  ING VP Growth + Value Portfolio                                   October 6, 2003

ING VARIABLE PRODUCTS TRUST (CONT)
  ING VP Growth Opportunities Portfolio                             October 6, 2003
  ING VP High Yield Bond Portfolio                                  October 6, 2003
  ING VP International Value Portfolio                             November 3, 2003
  ING VP LargeCap Growth Portfolio                                  October 6, 2003
  ING VP MagnaCap Portfolio                                         October 6, 2003
  ING VP MidCap Opportunities Portfolio                             October 6, 2003
  ING VP Real Estate Portfolio                                        May 1, 2004
  ING VP SmallCap Opportunities Portfolio                           October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                      July 7, 2003

ING VP BOND PORTFOLIO                                                July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                                 November 3, 2003

ING VP MONEY MARKET PORTFOLIO                                        July 7, 2003

ING VP NATURAL RESOURCES TRUST                                     October 6, 2003

USLICO SERIES FUND
  The Asset Allocation Portfolio                                   October 6, 2003
  The Bond Portfolio                                               October 6, 2003
  The Money Market Portfolio                                       October 6, 2003
  The Stock Portfolio                                              October 6, 2003